                                                                         h(4)(b)

                                 AMENDMENT NO. 1
                    MASTER ADMINISTRATIVE SERVICES AGREEMENT


        The Master Administrative Services Agreement (the "Agreement"), dated September 11, 2000, by and between A I M Advisors, Inc., a Delaware corporation, and AIM Investment Funds, a Delaware business trust, is hereby amended as follows:

        Appendix A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   "APPENDIX A
                                       TO
                    MASTER ADMINISTRATIVE SERVICES AGREEMENT
                                       OF
                              AIM INVESTMENT FUNDS

PORTFOLIOS                                                EFFECTIVE DATE OF AGREEMENT
----------                                                ---------------------------
AIM Developing Markets Fund                                    September 1, 2001
AIM Global Energy Fund                                         September 1, 2001
AIM Global Financial Services Fund                             September 11, 2000
AIM Global Health Care Fund                                    September 1, 2001
AIM Global Infrastructure Fund                                 September 11, 2000
AIM Global Telecommunications and Technology Fund              September 1, 2001
AIM Strategic Income Fund                                      September 1, 2001

        All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Dated:  September 1, 2001

                                                   A I M ADVISORS, INC.

Attest:  /s/ OFELIA M. MAYO                        By:  /s/ ROBERT H. GRAHAM
         -------------------                            --------------------
         Assistant Secretary                              Robert H. Graham
                                                             President


(SEAL)

                                                   AIM INVESTMENT FUNDS

Attest:  /s/ OFELIA M. MAYO                        By:  /s/ ROBERT H. GRAHAM
         -------------------                            --------------------
         Assistant Secretary                              Robert H. Graham
                                                             President


(SEAL)